UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Allergan, Inc.

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On July 23, 2014, Allergan, Inc. prepared the following presentation:

July 2014 Allergan A Specialist in the Biopharmaceutical & Medical Device Industries

2 2
Forward-Looking Statements
® & ™ Marks owned by Allergan, Inc.
JUVÉDERM ® is a registered trademark of Allergan Industrie SAS
All other products are registered trademarks of their respective companies
© 2014 Allergan, Inc. All rights reserved.
This presentation contains “forward-looking statements,” including statements regarding product acquisition and development, regulatory approvals, market potential, expected growth, operational efficiencies, a proposed offer made by Valeant, and Allergan’s expected, estimated or anticipated future results, including Allergan’s earnings per share and revenue forecasts, among other statements.  All forward-
looking statements herein are based on Allergan’s current expectations of future events and represent Allergan’s judgment only as of the date of this presentation. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Allergan's expectations and projections. Therefore, you are cautioned not to rely on any of these forward-looking statements and Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required to do so by law.
Actual results may differ materially from Allergan’s current expectations based on a number of factors affecting Allergan’s businesses, including changing competitive, market and regulatory conditions; the timing and uncertainty of the results of both the research and development and regulatory processes; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; revisions to regulatory policies related to the approval of competitive generic products; technological advances and patents obtained by competitors; the ability to obtain and maintain adequate protection of intellectual property rights; the performance of new products, including obtaining government approval and consumer and physician acceptance, the continuing acceptance of currently marketed products, and consistency of treatment results among patients; the effectiveness of promotional and advertising campaigns; the potential for negative publicity concerning any of Allergan’s products; the timely and successful implementation of strategic initiatives, including expansion of new or existing products into new markets; the results of any pending or future litigation, investigations or claims; the uncertainty associated with the identification of, and successful consummation, execution and integration of, external corporate development initiatives and strategic partnering transactions; potential difficulties in manufacturing; and Allergan’s ability to obtain and successfully maintain a sufficient supply of products to meet market demand in a timely manner. In addition, matters generally affecting the U.S. and international economies, including consumer confidence and debt levels, changes in interest and currency exchange rates, political uncertainty, international relations, the status of financial markets and institutions, impact of natural disasters or geo-political events and the state of the economy worldwide, may materially affect Allergan’s results.
These and other risks and uncertainties affecting Allergan’s businesses and operations may be found in Allergan’s most recently filed
Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, including under the heading “Risk Factors”. These filings, as well as Allergan's other public filings with the U.S. Securities and Exchange Commission (SEC), can be obtained without charge at the SEC's web site at www.sec.gov.  These SEC filings are also available at Allergan’s web site at www.allergan.com along with copies of
Allergan’s press releases and additional information about Allergan. For further information, you can contact the Allergan Investor Relations
Department by calling 714-246-4636.

3 Executive Summary

• Allergan Now
• We have built a pre-eminent specialty pharmaceutical and medical device company based on a track record of innovation and shareholder value creation
• #1 or #2 positions in high growth markets, based on premium high quality products
• Taking advantage of market dislocation and weakening competitors
• Targeted expansion into high value geographies and new specialty areas
• Innovation in products and marketing drives our success
• Prolific R&D generates products that customers want and make us a market leader
• Sophisticated and proprietary sales, support and marketing infrastructure
• Allergan in the Future
• Our management team is best positioned to drive growth through innovation and operational excellence
• Continue to maximize value through market expansion and new market creation
• In mid-2013, management and our Board of Directors began working on a plan to further enhance sales and earnings performance
• Organization Re-design
• Refocusing our resources on the highest yielding initiatives
• Right-sizing, adapting and simplifying our structure and processes
• Past strong SG&A investments have created critical mass that can now be leveraged
• R&D: heavy concentration on programs already in clinic
• There will be no compromise to our commercial strategy and low impact to our long-term revenue growth targets
• We will maintain strength in our R&D pipeline to bring innovative therapies to patients
Highlights of Allergan Business

+25% +25% +26% +18% +21% +20% +15% +16% +28% +23% +11% +6% +8% +11% +10% +12% +13%
$0.7 $0.8 $1.0 $1.1 $1.4 $1.7 $2.0 $2.3 $2.9 $3.6 $4.0 $4.2 $4.6 $5.1 $5.5 $6.2 $7.0
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E

+32% +18% +25% +27% +22% +20% +20% +18% +19% +18% +8% +14% +16% +15% +16% +21%
$0.38 $0.50 $0.59 $0.74 $0.94 $1.15 $1.38 $1.65 $1.83 $2.18 $2.57 $2.78 $3.16 $3.65 $4.04 $4.77 $5.77
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E

Our pursuit. Life's potential.®

Allergan Has Delivered Outstanding Growth Over Time
ALPHAGAN
®
,
TAZORAC
®
Launch,
BOTOX
®
Investment
Inamed
Acquisition
BOTOX
®
Chronic
Migraine (US) Approval

BOTOX
®
Cosmetic
Approval
Denotes periods of accelerated growth
Re-structuring
Sales Performance Over Time ($bn)
EPS Performance Over Time
Multiple
Product
Approvals
Accelerating
Growth
Leveraging
Critical Mass
RESTASIS
®
(US)
Approval
EPS adjusted for non-GAAP items and 2002 spin-off of Advanced Medical Optics, Inc. Includes the effect of EITF 04-8. Historical EPS adjusted for Q2 2007 stock split. A reconciliation of non-GAAP items may be found under the heading “Non-GAAP Financial Reconciliations” in the investor relations section of the www.Allergan.com website.
1 Excludes estimated diluted earnings per share impact of pro-forma AMO spin-off adjustment. 2 Pre IRS Tax Settlement. 3 2006 EPS growth excludes FAS 123R stock option expense. 4 2012 EPS growth includes the 2012 Obesity impact of $0.10 and the 2012 R&D Tax Credit impact of $0.06. 5 2013 EPS Growth – Restating 2012 to exclude the 2012 Obesity impact of $0.10 and including the 2012 R&D Tax Credit impact of $0.06. 6 Represents mid-point of July 21, 2014 guidance.

Q1 2014 MAT[1]			
	WW Market Size ($M)	WW Market Growth (%)	Allergan Market Position	Allergan Market Share
Ophthalmics	$21,378	+13%	#2	16%
Neuromodulators	$2,840	+11%	#1	76%
Dermal Fillers	$1,289	+16%	#1	40%
Breast Aesthetics	$958	+6%	#1	40%

ALLERGAN
Our pursuit. Life's potential.®

Leading Market Share Position in
Growing Markets

US$ sales, share and growth estimates
Sources: Eye Care – IMS Global (53 countries) at Q1-14 constant exchange rates + some actual US retina sales data, Topical Acne – US only – IMS, Neuromodulators – AGN estimates of WW (at AR) and Top 10 Markets (at AR with growth at AR and AGN 14 BR), Mixture of
Public Information (Earnings Releases, 10Ks, 10Qs), D&B, AGN Internal Data, Syndicated Marketing Research Reports, and Analyst
Reports
(1) MAT = Moving Annual Total (trailing 12 months)

$200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Allergan
S&P500
NASDAQ / Biotechnology

ALLERGAN
Our pursuit. Life's potential.®

Allergan
2,042%
FDA approved
JUVÉDERM
®
VOLUMA™ XC
10/23/13
Announced acquisition
of Inamed for ~$3bn
11/15/05
FDA approved
RESTASIS ®
12/24/02
FDA approved BOTOX ®
for cosmetic use
04/15/02
FDA approved BOTOX ®
(Chronic Migraine)
10/15/10
Delivering Consistent Outperformance and Driving
Long-Term Shareholder Value
Exceed / Meet Guidance Missed Guidance

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Performance Against
Company Guidance:
NBI
765%
S&P500
103%
Allergan Has Exceeded Its Guidance Virtually Every Year For the Past 15 Years
Source: FactSet as of 07/21/14.

Allergan Is Now The Market Leader In Multiple Therapeutic Areas
BOTOX
®
Therapeutic
- Spasticity, CD, Chronic
Migraine, JCP,
Osteoarthritis
(Ph 2),
Pain (Ph
2),
Depression
(Ph
2),
etc.
* Plastic surgery & dermatology
Ophthalmics
Glaucoma
- LUMIGAN
®
- ALPHAGAN
®
- GANFORT™
- COMBIGAN
®
- IOP lowering
-Bimatoprost
Sus. Release (Ph 2
Ph 3)
Retina
- OZURDEX
®
- NOVADUR
®
(Brimonidine)
(Ph 2 Confirmatory)
- AGN 150998 (Anti-VEGF
DARPin
®
(Ph 2
Ph 3))
- Anti-VEGF-A / PDGF-B
DARPin
®
(Pre-Clinical)
- TKI (Pre-Clinical)
Urologics
Neurology
Medical
Dermatology
TAZORAC
®
- Cream
- Gel
ACZONE
®
- Topical Acne
BOTOX
®
Therapeutic
- Hyperhidrosis
(Axillary)
AGN-199201
(Oxymetazoline) (Ph 3)
- Rosacea
BOTOX
®
Therapeutic
- Overactive Bladder
Dry Eye
- RESTASIS
®
- REFRESH
- OPTIVE
®
Ocular Surface
Disease
- ACUVAIL
®
- ZYMAXID
®
- LASTACAFT
®
Medical
Aesthetics
*
Physician
Dispensed
Creams
- SkinMedica
®
- VIVITÉ
®
- M.D.  FORTE
®
Soft Tissue Support
(Plastic Surgery)
- SERI
®
Dermal Fillers
- JUVÉDERM
®
- VOLUMA™
- VOLBELLA
®
- VOLIFT
®
BOTOX
®
Cosmetic
- Glabellar Lines
- Crow’s Feet Lines
LATISSE
®
- Eyelash Growth
- Brow (Ph 3)
- Scalp (Ph 2 - POC)
TEM
- Pain (Ph 2)
Nocturia
- Ser-120 (Ph 3)
• Current Footprint In Our Pillars
SEMPRANA
®
(Registration)
- Migraine
(Acute Therapy)
BOTOX
®
Therapeutic
- Neurogenic Detrusor
Overactivity
Breast Aesthetics
- NATRELLE
®
BOTOX
®
Therapeutic
- Premature Ejaculation
(Ph 2)

$1,200
$1,000
$800
$600
$400
$200
$-
R&D ($MM)
20.0%
18.0%
16.0%
14.0%
12.0%
R&D as a % of Sales
$98
$135
$164
$188[1]
$228[1]
$305[1]
$343[1]
$384[1]
$476[1]
$646[1]
$729[1]
$675[1]
$762[1]
$858[1]
$915[1]
$1,035[1]
$1,151[1]
+38%
+21%
+15%
+21%
+34%
+12%
+12%
+24%
+36%
+13%
-7%
+13%
+13%
+7%
+13%
+11%
1998
1999
2000
2001
2002
2003
2004
2005
2006[2]
2007
2008
2009
2010
2011
2012[3]
2013[3]
2014E*

ALLERGAN

Our pursuit. Life's potential.®

Significant R&D Investment
Consistently Fueling the Pipeline

1
Adjusted for non-GAAP items. A reconciliation of non-GAAP items may be found under the heading “Non-GAAP Financial Reconciliation” in the investor relations section of the www.Allergan.com website.  (Periods 1998-2001 not restated for 2006 change in financial  reporting of
amortization of acquired intangible assets).  ² Includes Allergan Medical activities for 9 months.   ³ Excludes Obesity Intervention, which was
divested in Q4 2013.  * Represents the midpoint of expectations provided on July 21, 2014.

US – 12 FDA Approvals EU ROW
• BOTOX
®
Chronic Migraine
• BOTOX
®
Cosmetic – Crow’s Feet Lines
• BOTOX
®
Overactive Bladder
• BOTOX
®
Neurogenic Detrusor Overactivity
• BOTOX
®
Spasticity (UL)
• JUVÉDERM
®
+ Lidocaine
• JUVÉDERM VOLUMA ™ XC
• LUMIGAN
®
0.01%
• NATRELLE
®
410 Highly Cohesive
Anatomically Shaped Silicone-Filled Breast
Implants
• OZURDEX
®
Uveitis
• OZURDEX
®
DME
• ZYMAXID
®
• BOTOX
®
Chronic Migraine
• BOTOX
®
Idiopathic Overactive Bladder
(Positive Opinion)
• BOTOX
®
Neurogenic Detrusor Overactivity
• GANFORT
™
Unit Dose
• LUMIGAN
®
0.01%
• LUMIGAN
®
0.03% Preservative Free Unit
Dose
• OZURDEX
®
RVO
• VISTABEL ® – Crow’s Feet Lines (Positive
Opinion)
• ALPHAGAN
®
P 0.01% (Japan)
• BOTOX
®
Chronic Migraine (Canada, LA &
Asia)
• BOTOX
®
Overactive Bladder  (Canada &
Asia)
• BOTOX
®
Neurogenic Detrusor Overactivity
(Canada, LA & Asia)
• BOTOX
®
Spasticity (Japan)
• LATISSE
®*
• Canada
• Brazil
• Parts of East Asia
• NATRELLE
®
Round Silicone Gel-Filled Breast
Implants and Style 133 Tissue Expanders
(Japan)
• RESTASIS
®
(Canada)
Key Recent Approvals will Drive Growth in the Medium Term

Pipeline success has further positioned Allergan for sustained medium-term growth with enhanced returns on investment

Driving Sustainable Operational Efficiencies
Without Compromising Effectiveness
No compromise to our commercial
strategy and low impact to our long-
term revenue growth targets
Maintain strength in our R&D
pipeline to bring innovative
therapies to patients
~$475M in annual operational efficiencies expected to be realized in 2015
Allergan 2014 - 2019
Double-Digit Sales CAGR
despite a ~50 b.p. reduction*
>20% EPS CAGR 2016 EPS - ~$10.00
Additional free cash flow of ~$18bn** and significant borrowing capacity to drive strategic options and financial flexibility
* There was a ~50 basis point reduction in the Sales CAGR (2014E – 2019E) between guidance provided on
May 12, 2014 vs. the guidance provided on July 21, 2014.
** 2014 - 2019

Allergan Has an Enduring Vision and a Goal to Create an
Even Stronger Company
Revenue Goal: ~$12bn by 2019
• Double digit sales growth
(2014E – 2019E)
• >20% EPS CAGR
(2014E – 2019E)
• Franchise leadership: #1 or #2 in every category
Our earnings growth is
founded on quality net
sales growth
In short, our profit
comes from serving the
needs of physicians
and their patients
Customer-centric
We have a unique
employee culture that
drives our success
Action orientated and
flexible with a premium
placed on generating
results
Culture & Values
We have an enduring
model for the future
founded on an R&D
pipeline that is informed
by our intimate
knowledge of our
customers and the
franchises in which we
choose to operate
Innovation

Recognition of Allergan Management by Third Parties

David Pyott named “Best CEO in Healthcare -
Pharmaceuticals”
--
Institutional Investor
November 2013
Jeff Edwards named “Best CFO in Healthcare –
Pharmaceuticals”
--
Institutional Investor
November 2013
Allergan named “Best Investor Relations Team
in Healthcare – Pharmaceuticals”
--
Institutional Investor
November 2013
David Pyott named “Best CEO in Healthcare -
Pharmaceuticals”
--
Institutional Investor
November 2012
Jim Hindman named “Best Investor Relations
Professional in Healthcare – Pharmaceuticals”
--
Institutional Investor
November 2012
Jeff Edwards named “Best CFO in Healthcare –
Pharmaceuticals”
--
Institutional Investor
November 2012
Allergan named “Best Investor Relations Team
in Healthcare – Pharmaceuticals”
--
Institutional Investor
November 2012
David Pyott ranked #26 as one of the “Best
Performing CEO’s in the World”
--
Harvard Business Review
2012

Recognition of Allergan Management by Third Parties

David Pyott named “Top CEO in
Healthcare - Pharmaceuticals”
-- Institutional Investor
December 2011
Allergan named among “the best in
investor relations” in the pharmaceutical
sector
-- Institutional Investor
December 2011
David Pyott named “Top CEO in
Healthcare - Pharmaceuticals”
-- Institutional Investor
February 2010
Jeff Edwards named “one of America’s
best CFOs”
-- Institutional Investor
February 2010
Allergan named “Top IR Company in
Healthcare  - Pharmaceuticals”
-- Institutional Investor
February 2010
David Pyott ranked number #50 as “one
of the 100 Best-Performing CEO’s in the
World”
-- Harvard Business Review
February 2010
Allergan named Most Shareholder-Friendly
Company in the Pharmaceuticals / Specialty
category (February 2006 / February 2008 /
March 2009)
-- Institutional Investor

Allergan’s promising outlook on long-term growth driven by new product innovation and operational excellence:
— Additional free cash flow of ~$18bn to drive strategic options and financial flexibility
— 5-year double digit revenue growth and >20% EPS CAGR
Investor community has realized an increase in Allergan value as our management team has and will continue to enhance business performance and outlook
To further enhance stockholder value, Allergan remains focused on ongoing value driving opportunities
Allergan management team best equipped to deliver significant value for stockholders – our track record speaks for itself
Conclusions
Allergan management and Board of Directors are committed to delivering the highest value for stockholders

16 2014 Update

Another Outstanding Quarter Highlights the Strength of
Allergan’s Business Model
Q2 2014 Guidance
(Issued May 7)
$1,725M - $1,800M
$1.41 - $1.44
16% - 18%
Actual Q2 2014
Results
$1,827M
$1.51
24%
Product Net Sales
Non-GAAP Diluted
EPS
Non-GAAP Diluted
YOY EPS Growth
Strong business momentum continued in 2nd quarter with record dollar sales growth
Depth and breadth of contribution made by nearly all therapeutic areas and geographies
Leverage of SG&A investments in a thoughtful & disciplined approach

25%
23%
21%
19%
17%
15%
13%
11%
9%
7%
5%
14%
17%
18%
20%
24%
11%
14%
16%
15%
16%
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Sales Growth*
EPS Growth

ALLERGAN

Our pursuit. Life's potential.®

Strong Business Momentum Continues to Accelerate
Sales & EPS Growth
* Sales growth in local currency retrospectively adjusted to exclude Obesity Intervention Business.
** 2012 EPS growth includes the 2012 Obesity impact of $0.10 and the 2012 R&D Tax Credit impact of $0.06. 2013 EPS Growth – Restating 2012 to exclude the 2012 Obesity impact of $0.10 and including the 2012 R&D Tax Credit impact of $0.06.
FY 2012 FY 2013 YTD Q2 2014
Sales Growth* 10% 12% 16%
EPS Growth** 15% 16% 22%
Quarterly Sales & EPS Performance

Allergan’s 2014 Full Year Earnings Outlook
Continues to Improve
FY 2014
Product Net Sales
Non-GAAP
Diluted EPS
Non-GAAP
Diluted EPS YOY
Growth
$6.8bn - $7.0bn
$5.64 - $5.73
18% - 20%
$6.7bn - $7.0bn
$5.36 - $5.48
12% - 15%
Feb. 5 Guidance May 12 Guidance July 21 Guidance
$6.9bn - $7.1bn
$5.74 - $5.80
20% - 22%

Introduction to Allergan

ALLERGAN
Our pursuit. Life's potential.®

20

Plants
R&D Facilities
Allergan is a Global Market Leader Driven by a Long
Allergan is a Global Market Leader Driven by a Long
Track Record of Innovation
Track Record of Innovation
David Pyott is 3
rd
CEO in 63 year history
Approximately 11,700 employees worldwide
Power and sustainability of growing markets
Balanced growth across geographies and specialties
40 direct/selling subsidiaries in No. America, Europe, Asia-Pacific,
Latin America
Leading market share positions in its key specialty areas
Streamlined, efficient manufacturing and R&D facilities

$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
$2.9
$3.6
$4.0
$4.2
$4.6
$5.1
$5.5
$6.2
15.8%
16.7%
16.8%
15.2%
15.8%
16.0%
16.5%
16.7%
2006
2007
2008
2009
2010
2011
2012
2013

ALLERGAN
Our pursuit. Life's potential.®

Recession Proof Business Model Unique & Durable Product Portfolio
• Complexity and size of molecule
• Manufacturing and regulatory barriers

Product Patent Expiration Date
ALPHAGAN
®
P 0.10% 2022
COMBIGAN
®
2022
LUMIGAN
®
0.01% 2027
RESTASIS
®
2024
LASTACAFT
®
2029
ACZONE
®
2016
TAZORAC
®
GEL 2014
BOTOX
®
& Neuromodulators – over 100 use and process
patents, expiring out to 2031
(1) Requirement for bio-equivalence study has created a barrier for Gx entry
Sales ($bn) R&D Ratio
Durable Business Model Continues To Create
Tremendous Shareholder Value
(1)

$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$ billions
18% CAGR*
+29%
+11%
+9%
+26%
+22%
+17%
+15%
2006
2007
2008
2009
2010
2011
2012
2013

ALLERGAN
Our pursuit. Life's potential.®

• China
• Poland
• Turkey
Korea
• Philippines
• South Africa
Emerging Markets:  Latin America, Asia (excluding Australia and New Zealand), EAME Emerging Markets
Growth in Local Currency
* CAGR calculated on sales in Dollars
Represents The Start of
Direct Operations
Russia
• Indonesia
• Vietnam
Targeted Expansion into High Value Geographies

Allergan Today

ALLERGAN
Our pursuit. Life's potential.®

24

8% CAGR
$14.7
$20.9
$26.6
2009A
2013A
2017E *

14% CAGR
$0.9
$1.5
$2.6
2009A
2013A
2017E *

10% CAGR
$2.3
$3.6
$5.0
2009A
2013A
2017E *

Allergan's Product Offerings

LUMIGAN 0.01% | Alphagan P 0.1% | Restasis | Refresh

BOTOX

BOTOX | SERI® | Natrelle | SkinMedica | Juvéderm XC | Latisse

ALLERGAN
Our pursuit. Life's potential.®

Allergan Operates in Large, Growing Markets WW Ophthalmic Market ($bn) WW Neuromodulator Therapeutic Market ($bn) WW Aesthetics Market ($bn) 25 * Market projections based on Allergan estimates

Worldwide Market ($bn)
2009
2010
2011
2012
2013
Others
PFE
VRX/BOL
ROG
STN
Alcon
AGN
Others
VRX / MRX
Merz
AGN
Others
VRX / MRX
Merz / Bioform
AGN
Others
JNJ / Mentor
AGN

ALLERGAN

Our pursuit. Life's potential.®

Focus And Commitment Resulting In Leading Market Share
Positions
Note: Percentages denote growth rates of Allergan’s franchises for Neuromodulators, Fillers and Breast.
Percentages for Ophthalmics including Retina denote IMS growth rates.
Sources: Ophthalmics – IMS Global (53 countries) at Q4 2013 constant exchange rates.
Neuromodulator/Filler/Breast/Banding – Mixture of public information and AGN data
* Neuromodulators include Therapeutic and Cosmetic
Neuromodulators *
Fillers Breast

$0.6
$0.8
$1.0
$1.1
$1.2
$0.8
$0.8
$0.8
$0.9
$0.9
J&J acquired Mentor
Valeant acquired Medicis
AGN #2
AGN #1
AGN #1
AGN #1
AGN #1
AGN #1
AGN #1
AGN #2
AGN #2
AGN #2
Ophthalmics
$1.7
$1.9
$2.2
$2.5
$2.8
Valeant acquired Medicis
AGN #1
AGN #1
AGN #1
AGN #1
AGN #1
30%
28%
7%
23%
8%
12%
11%
12%
11%
10%
8%
0%
NVS
$14.6
$16.5
$17.9
$19.3
$20.9
Valeant acquired Bausch & Lomb
Novartis acquired Alcon
AGN #2
AGN #2
AGN #2
AGN #2
AGN #2
6%
9%
11%
12%

8% CAGR
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$14.7
$20.9
$26.6*
2009
2013
2017 E
Other
Glaucoma
Dry Eye2
Retina

ALLERGAN
Our pursuit. Life's potential.®

Differentiated Portfolio And New Product Offerings To
Address A Large, Growing Ophthalmic Market
• Glaucoma
• Worldwide market in units continues to grow, especially
outside the U.S.
• Allergan portfolio includes 1
st
line, adjunctive and fixed
combination products
• Bimatoprost Sustained Release to address patient compliance
• Therapeutic Dry Eye
• Large underserved patient population
• New branded products expected to stimulate market growth
•
RESTASIS
®
X
in development and other candidates to enter
clinic in 2014 and 2015
• Retina
•
OZURDEX
®
• Retinal Vein Occlusion and Uveitis – entry points into
larger markets
• Diabetic Macular Edema approved in the U.S. June 30,
2014
•
DARPin
®1
(Anti-VEGF) – announced positive Phase 2 data
and advancing to Phase 3 Trial (June 30, 2014)
*  Market projections based on Allergan estimates
1 Indications/Compounds under investigation
2 Dry Eye includes Therapeutic Dry Eye and OTC Tears
WW Ophthalmic Market ($bn)

14% CAGR
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$0.9
$1.5
$2.6*
2009
2013
2017 E

ALLERGAN
Our pursuit. Life's potential.®

Allergan Has Established The Neuromodulator Market And Is
The Market Leader
• Originally established with movement disorders
• Establishing markets for new indications where
BOTOX
®
is the only approved neuromodulator
• Chronic Migraine, Overactive Bladder and
Neurogenic Detrusor Overactivity
• Estimate 5-7 years of high growth period, followed
by prolonged moderate growth
• Overseas markets – establishing reimbursement
and pricing can take an additional 2 years
• Majority of current neuromodulator market is
represented by BOTOX
®
sales in movement disorders,
migraine and bladder
• BOTOX
®
for therapeutic indications is cited in scientific
literature almost 3x competitors combined
• BOTOX
®
is being studied in 7 additional indications
• Extremely high market barriers to entry (regulatory,
clinical studies, physician training)
WW Neuromodulator Therapeutic Market ($bn)
* Market projections based on Allergan estimates

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
10% CAGR
$2.3
$3.6
$5.0*
2009
2013
2017 E
Neuromodulators
Fillers
Breast
LATISSE®

ALLERGAN
Our pursuit. Life's potential.®

Leading Aesthetics Franchise With Multiple New Offerings
And Customer Loyalty
• BOTOX
®
Cosmetic Franchise
• Favorable demographics
• Power of brand recognition
• Patient loyalty
• Crow’s Feet Lines approved in 2013
• JUVÉDERM® Franchise
• VOLUMA
™
U.S. Launch late 2013
• VYCROSS
™
Technology – VOLIFT
®
/
VOLBELLA
®
/ VOLUMA
™
stimulating
market growth
• Breast Aesthetics
• NATRELLE
®
410 shaped silicone U.S.
approved in 2013
• Continued penetration in premium priced
reconstruction market
WW Aesthetics Market ($bn)
* Market projections based on Allergan estimates

In $bn
0.25
0.2
0.15
0.1
0.05
0
Sales CAGR: ~10%
LATISSE® Market Creation
BOTOX® Chronic Migraine Market Creation
RESTASIS® Market Expansion
BOTOX® Chronic Migraine Market Expansion
ACZONE® Market Expansion
Urology Market Creation
JUVÉDERM® Market Expansion
2008
2009
2010
2011
2012
2013
2014 Est.

ALLERGAN
Our pursuit. Life's potential.®

Worldwide DTC Investment (in $bn)
Our Investments Are Focused On Generating
Sustainable Sales Growth

Allergan Creates And Builds Markets With Focused Investment
Note: Sales CAGR calculated on 2008-2014 Est. sales. 2014 Est. sales based on mid-point of guidance provided on July 21, 2014.

Maybe it's
Chronic Migraine.

Brilliant
DISTINCTIONS®
PROGRAM

FORGE

OPTOMETRY
JUMP
START

NPS
Neuroscience
Practice Specialist

BOTOX REIMBURSEMENT SOLUTIONS

ALLERGAN
Our pursuit. Life's potential.®

Patient Focused Physician Focused
• Direct-to-consumer advertising
• Award winning campaigns driving
significant patient education ad
disease/product awareness
• TV, Print, Online
• Comprehensive Patient Savings and CRM
• Brilliant Distinctions® with over 1.4 million
U.S. women enrolled
• Customer Savings
• Feedback to Practices (over 13,000
accounts)
• Helping patients get the treatment
they need
• BOTOX® /OZURDEX® PATIENT ASSISTANCE®
covering cost for insured and uninsured
• Co-Pay foundation support
• BOTOX® Partnership for Access offering co-
pay assistance for out-of-pocket expenses
• Industry leading disease state
education in Ophthalmology
• Didactic/Live physician training
programs for injection
paradigm/technique
• Extensive programs in Optometry
including Jumpstart for Teaching
Institutions
• Practice consultation
• Dedicated teams helping to enhance
office flow and logistics
• Comprehensive reimbursement
support
• Allergan Retina Coverage Connection
• BOTOX® Reimbursement Solutions

Allergan Maintains Market Leadership By
Putting Customers First

Sales Force Detailing
Portfolio of Products
Marketing
Managed Care
Reimbursement & Access
Customer Service
Medical Affairs
Medical Education
Physician Training
Institutional Training
In-Practice Consultation

ALLERGAN
Our pursuit. Life's potential.®

Allergan's Multi-Faceted Sales & Marketing Approach
Builds Value for Customers

Increasing access
to product
Helping physicians
build their practice
Exposure to and options for
products patients want
Classical pharmaceutical detailing
Classic detailing
is only one
component of a
successful
marketing effort
Sophistication of sales and marketing is an integral part of Allergan's success and differentiation
Foundation
Supporting Sales
Force

Botulinum Toxin Type A
Botox
100 Units

Restasis

Latisse
(bimatoprost ophthalmic solution) 0.03%

Juvéderm

Alphagan P
(brimonidine tartrate ophthalmic solution) 0.1%

Lumigan
5 mL

Juvéderm
VOLUMA XC

Ozurdex
(dexamethasone intravitreal implant) 0.7mg

aczone
30 g

ALLERGAN
Our pursuit. Life's potential.®

Product Innovation Allows Allergan’s Sales
Infrastructure To Be Highly Successful

• Creating new markets where none existed
• Often targeting larger market
opportunities
• Higher margin products, cash pay and
reimbursement markets
• Develop differentiated, commercially
successful products
• Drives customer loyalty
• Optimizes better products for patients
• Pipeline in a product
• Employ efficient R&D model with probability
of success higher than the industry
• Specialty focused
• Local drug delivery

$3.0
$1.2
Rx
$1.8
Tears
~$0.5

ALLERGAN
Our pursuit. Life's potential.®

Allergan Innovation Has Created New
Therapeutic Markets…
1. 2007 Report of the International Dry Eye WorkShop (DEWS). Ocul Surf.
2007;
IMS HEALTH
Confidential and Proprietary; Source: IMS MAT Q3-13 + CE Mark Data from 11 European Countries at Q3-13 Constant Exchange Rate.
The first and only therapeutic product indicated for
the treatment of dry eye
Global Dry Eye Market
The first and only product indicated for
prophylaxis of headaches in patients with Chronic Migraine
Post-RESTASIS
®
(Tears and Rx)
2013
Sales (in $bn)
Pre-RESTASIS
®
(Tears only)
2002
2014 E
Sales (in $bn)
2010
(BOTOX
®
Chronic
Migraine Launch)
U.S. BOTOX
®
Chronic Migraine Sales

Botulinum Toxin Type A
Botox
100

VOLUMA XC

$0.1
$1.3

$0.5
$1.2

ALLERGAN
Our pursuit. Life's potential.®

…And Also Led In The Creation Of The Aesthetic Market
BOTOX
®
single handedly expanded the aesthetic
market
Global Neuromodulator Cosmetic Market
First and only FDA approved to instantly add volume to
the cheek area
Sales (in $bn)
2013
Sales (in $bn)
2006
Global Filler Market

(Cosmetic)
2013
Pre-BOTOX
®
Cosmetic
Approval
(2001)

100%
80%
60%
40%
20%
0%
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
BOTOX® / Vistabel®
Dysport® / Azzalure®
others§

50%
40%
30%
20%
10%
0%
2009
2010
2011
2012
2013
Q1 14
AGN
VRX / MRX / Dermik
GLD
Merz / BioForm
JNJ
others

ALLERGAN
Our pursuit. Life's potential.®

Successful “Customer First” Approach
Sustains Market Leadership in Neurotoxins
Builds Shares in Fillers

Global Neuromodulator Market Share - Quarterly
Global Fillers Market Share – Yearly
* Others includes Xeomin / Bocouture, Neuronox / Meditoxin,Prosigne / C-BTX-A, Botulax and NeuroBloc / Myobloc. Products listed are registered trademarks of their respective companies.
Source: mixture of public information (earnings releases, earnings call,10K’s,10Q’s) AGN internal data, syndicated marketing research reports, and analyst reports
Valeant announces Medicis Acquisition
09/03/12, completed 12/11/12
(Valeant / Galderma / Ipsen)

100%
80%
60%
40%
20%
0%
Q2/12
Q3/12
Q4/12
Q1/13
Q2/13
Q3/13
Q4/13
Q1/14
QTD May '14
BOTOX®
DYSPORT®
XEOMIN®

100%
80%
60%
40%
20%
0%
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
QTD May '14
Allergan
Valeant (Medicis)[1]
Merz / BioForm
Others

ALLERGAN
Our pursuit. Life's potential.®

Successful “Customer First” Approach In Key US Franchises

US Aesthetic Neuromodulator Market Share US Filler Market Share
Products listed are registered trademarks. Source: Guidepoint Global (historical figures Q1’14 and prior basedupon the March 2014 panel). May 2014 figures based on May 2014 panel. Filler Unit share based on core injectors (dermatologists and plastic surgeons).
(1) Includes all Valeant (Medicis) fillers, including the Restylane® brand.
Allergan is gaining market share (e.g. Fillers) in key franchises
(Valeant) (Merz)
#1
#1
#1
#1
#1 #1
Medicis / Valeant Pre-Acquisition May 2014
Restylane ®
#1 Brand #3 Brand
Filler Franchise
#1 Brand #2 Brand
(Despite January 2014 sales force increases)
Dysport ® Market Share
Pre-acquisition: ~17%
May 2014: ~14%
#2
#2
#2

Constant Currency Growth
30%
25%
20%
15%
10%
5%
0%
2009
2010
2011
2012
2013
NVS
AGN
VRX / BOL

ALLERGAN
Our pursuit. Life's potential.®

Sources: Eye Care – IMS Global (53 countries) at MAT Q1 2014 constant exchange rates. Excludes retina.
Valeant acquired Bausch
& Lomb
Market Size
($B)
Market
Position
Growth
1H 2013
Growth
2H 2013
Growth
Q1 2014
Market 14.3 5.8% 8.1% 8.8%
NVS 4.3 #1 5.9% 9.1% 8.2%
AGN 3.2 #2 10.2% 13.6% 15.1%
VRX/BOL 1.2 #3 11.5% 6.2% 5.2%
YoY Growth Among Top Ophthalmology Players
New Products Driving Allergan Ophthalmic Growth
Global Eye Care Excluding Retina

$2.0
$1.5
$1.0
$0.5
$0.0
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012

ALLERGAN
Our pursuit. Life's potential.®

BOTOX
®
Worldwide Sales And R&D Spend
US Product Approvals

Sales (in $bn)
BOTOX ® Total R&D Spend BOTOX ® Worldwide Sales (incl. Tx & Cos)
2000:
Cervical Dystonia
2004:
Hyperhidrosis
2010:
•
Upper Limb Spasticity
•
Chronic Migraine
2011:
Neurogenic
Overactive
Bladder
1989:
•
Blepharospasm
•
Strabismus
2002:
Glabellar Lines
Since 1989, 28 BOTOX® Indications Have Been Approved Across 87 Countries
Cumulative BOTOX® Sales Through 2013: $15.7bn
Source: IMS US$MMs Sales @ actual rates (1996 to 2013) 53-country rollup.
Note: R&D cumulative between 1992 – 2013. Revenue cumulative between 1997 – 2013.
Total Sales:
$15.7bn
Cumulative
R&D: $1.6bn
2013:
•
Crow’s
Feet Lines
•
Idiopathic
Overactive
Bladder
Unique Innovative Insights Have Built Pipeline Within A
Product
2013

$2.0
$1.5
$1.0
$0.5
$0.0
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

ALLERGAN
Our pursuit. Life's potential.®

Investment in R&D for BOTOX
®
Has Created
Blockbuster Franchise

($Bn)
BOTOX® Current Sales
(2013): $2.0bn
If R&D stopped before
Cervical Dystonia Approval,
BOTOX® would be a $0.4bn
product (2013)
If R&D stopped before
Glabellar lines Approval,
BOTOX® would be a $0.9bn
product (2013)
If R&D stopped before UL
Spasticity & Chronic Migraine
Approval, BOTOX®
would be a
$1.5bn product (2013)
If R&D stopped before Neurogenic
Overactive Bladder Approval, BOTOX®
would be a $1.7bn product (2013)
R&D Saved
Cumulative
Sales
Foregone
$0.3 $0.4
(1 * )
$0.5 $0.8
(3 * )
$1.0 $5.0
(11 * )
$1.5 $10.6
(13 * )
* Denotes number of years the new indication has been on market

WW JUVÉDERM® Revenue
WW JUVÉDERM® R&D
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

ALLERGAN
Our pursuit. Life's potential.®

JUVÉDERM
®
WORLDWIDE SALES & R&D SPEND
US & Key OUS Product Approvals
Sales (in $bn)
US 2006:
JUVÉDERM® Ultra,
Ultra Plus
US 2010:
JUVÉDERM® Ultra
XC, UltraPlus XC –
with lidocaine
US 2013:
JUVÉDERM®
VOLUMA
TM
XC
Cumulative
Sales: $2.2Bn
Cumulative
R&D: $0.2Bn
Strong Innovative R&D is a Formula Repeatable in Other
Allergan Assets
Note: Allergan R&D cumulative between March 2006-2013.
VOLBELLA®&
VOLIFT®
Canada 2011:
VOLUMA
TM
XC
Europe 2009:
VOLUMA
TM
XC,
Ultra Smile,  Ultra
XC, Ultra Plus XC –
with lidocaine
Asia Pacific 2010:
JUVÉDERM® Ultra
XC, UltraPlus XC –
with lidocaine

✓	✓	✓
	✓	✓	✓
		✓	
	✓	✓	
	✓	✓	✓
	✓		
	✓		
	✓		
	✓	✓	
	✓	✓	✓
	✓		

3,000
2,000
1,000
0
2,854
974
131
BOTOX®
DYSPORT®
XEOMIN®

500
400
300
200
100
0
405
127
36
BOTOX®
DYSPORT®
XEOMIN®

ALLERGAN

Our pursuit. Life's potential.®

More Approved Indications vs. Competing
Toxins…
…With Better Awareness and More
Established Studies in the Medical /
Academic Community
Major Indications BOTOX
®
DYSPORT
®
XEOMIN
®
Cervical Dystonia
Blepharospasm
Hemi Facial Spasm
JCP
Spasticity
Chronic Migraine
OAB
NDO
Hyperhidrosis
Glabellar Lines
Crows Feet Lines
BOTOX ®
Is The Undisputed Leader In Neuromodulators
Therapeutic Use
Cosmetic Use
Peer-Reviewed Literature on Commercially
Available Botulinum Toxins

28 Worldwide
indications

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

ALLERGAN
Our pursuit. Life's potential.®

$0.4
$0.6
$0.7
$0.8
$1.0
$1.2
$1.3
$1.3
$1.4
$1.6
$1.8
$2.0
60%
60%
58%
57%
52%
50%
50%
52%
51%
51%
52%
54%
40% 40%
42% 43%
48%
50% 50%
48%
49%
49%
48%
46%
WW BOTOX
®
Revenue ($Bn)
• US therapeutic represents >70% of WW Sales
• Significant international opportunity
• Therapeutic indications require multi-faceted sales
and marketing program
• Therapeutic indications typically require more units
per treatment than cosmetic indications
BOTOX
®
Growth Well Diversified as Therapeutic Growth
Outpaces Cosmetic Growth
USA:
Cosmetic
Europe:
Cosmetic
USA:
Hyperhidrosis
Japan:
Cosmetic
USA:
Chronic
Migraine
Europe¹,
Asia¹, LA:
Chronic
Migraine
USA, LA¹,
Europe¹:
Neurogenic
Detrusor
Overactivity
Europe¹, Asia¹,
LA¹: Chronic
Migraine
Asia¹, LA¹,
Europe¹:
Neurogenic
Detrusor
Overactivity
Europe¹:
Overactive
Bladder
USA:
Overactive
Bladder, Crow’s
Feet Lines
Europe: Crow’s
Feet Lines
Asia: Overactive
Bladder
1 Approved in several countries within Latin America (LA), Europe (EUR) and Asia (ASIA).

Denotes Approvals
Europe:
Adult
Spasticity
Europe:
Hyperhidrosis
Europe:
Cosmetic
USA:
Adult
Spasticity
Cosmetic Therapeutic

2010
Products launched by company
1
2015E
2
2000
16
Co. B 17
Co. A 20
Co. K 11
Co. J 12
AGN 13
Co. I 13
Co. H 13
Co. G 15
Co. F 15
Co. E 16
Co. D 16
Co. C
2005
Source: Independent Global Consultant
1 Includes products launched in the 20 years preceding given year and in the year itself
2 Based on consensus analyst forecasts
Co. G 11
Co. C 11
Co. K 11
Co. B 11
Co. I 13
Co. E 14
Co. J 14
Co. H 14
Co. F 14
AGN 15
Co. A 16
Co. D 17
Co. F 10
Co. C 11
Co. I 11
Co. J 12
Co. G 12
Co. A 13
Co. K 13
Co. E 14
Co. H 14
Co. B 14
AGN 15
Co. D 16
6
6
7
8
9
9
9
Co. A
Co. E
Co. I 10
Co. H 11
Co. K 11
Co. D 11
AGN 13
Co. F
Co. C
Co. G
Co. J
Co. B
15 14 12 9
X Average
Consistently Outperforming Peers in R&D Innovation

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Probability of Success (POS) to Market
17%
10%
22%
18%
83%
64%
Phase I to Market
Phase II to Market
Phase III to Market
Allergan
Industry

ALLERGAN
Our pursuit. Life's potential.®

Based on a Development Strategy That Delivers Success
Higher Than Industry Average (2000-2012)
Local therapy vs. systemic administration improves approval POS
Data provided by CMR (Thomson Reuters)
1.7x Better
than Industry
(Ph. 1 to
Market)

Waves Of Innovation Are The Key To
Multi-Pronged Value Creation
JUVÉDERM® JUVÉDERM® XC
VYCROSS
®
VOLBELLA
®
VOLUMA
TM
XC

VOLIFT
®
ALPHAGAN
®
0.2%
ALPHAGAN
®
0.15% ALPHAGAN
®
0.1%
COMBIGAN
®
Portfolio Of
Products
Drives
Customer
Loyalty
Optimized
Products For
Patients
BOTOX
®
Blepharospasm
BOTOX
®
Glabellar Lines
BOTOX
®
Chronic
Migraine
Pipeline In A
Product
BOTOX
®
Bladder
LUMIGAN
®
Unit Dose
LUMIGAN
®
0.03%
LUMIGAN
®
0.01%
GANFORT
TM
Unit Dose
GANFORT™

Alphagan P
(brimonidine tartrate ophthalmic solution) 0.1%
0.15%
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.1
$1.4
Return on R&D: 24x
$0.1
$0.8
Return on R&D: 18x
$0.1
$1.7
Return on R&D: 32x
$0.1
$1.1
Return on R&D: 21x
Alphagan® 0.2%
Alphagan® P 0.15%
Alphagan® P 0.1%
Combigan®
Cumulative R&D (1992–2013)
Cumulative Total Rev (1997–2013)

	✓	✓	✓
		✓	✓
		✓	

ALLERGAN
Our pursuit. Life's potential.®

Improved efficacy
Better tolerated
Less systemic exposure
Substantial Sales Return On Relentless Product
Optimization / Life Cycle Extension Products
Improvements: Reduced ocular
allergies
Improved efficacy
Much lower ocular
allergies
($ in bn)

Sales Return +25x
~$7bn
~$50bn
~$120bn

~$20bn

ALLERGAN
Our pursuit. Life's potential.®

Value Created Through Investments in
All Pre-Phase III Projects
Abandoning pre-phase III projects will be value destructive

All currently approved and ongoing development projects
required or require pre-phase 3 work
If Allergan were to stop
DARPin
®
development today …
Cumulative R&D
Spend 1992–2013
2014 – 2024
Potential
Additional Sales
Associated with
R&D Spent
Cumulative Sales
1997–2013
Potential Phase 3
R&D Savings *
Potential Cumulative
10-year
DARPin® Sales*
$0.35bn –$0.40bn
Note: All projections based on Allergan estimates.
* R&D investments and potential sales figures are from Wet AMD only, and exclude Dual DARPin
®
.

Wet AMD Glaucoma
U.S. Patient
Population
U.S. Market
(3)
1.8 million
(1)
~ $2.7 billion
Allergan's R&D pipeline potentially provides patients and physicians a better solution to existing products.
With Allergan’s expertise, these products are poised to be game changers in the treatment paradigm.
DARPin®
Bimatoprost Sustained-
Release Implant
Allergan's
Potentially
Differentiated
Solutions
3.8 million
(2)
~ $1.0 billion
Significant Market Opportunity for Allergan's Potentially
Differentiated Treatments of Widespread Ophthalmic Diseases
(1) Arch Ophthalmol. 2004;122(4):564-572. doi:10.1001/archopht.122.4.564
(2) Glaucoma patient population represents Glaucoma (NEI 2010) & Ocular Hypertensives (based on estimates using Varma, Ophthalmology 2004).
(3) Represents total value of respective market based on current market data.

(2013) (Potential Implant
Sub-market)

($BN)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
CAGR: 15%
$2.5
$6.3
$10.0 (1)
2009
2013
2019E

ALLERGAN
Our pursuit. Life's potential.®

Retina Market Overview
Retina market is the largest and fastest growing Ophthalmic market (1)
Considerable growth in the retina market has been entirely driven by rapid adoption of Anti-VEGF therapies in exudative
AMD and other key retina indications
Global Retina Market
U.S Market Share
(of Retina Market) (3)
2011 2012 2013
LUCENTIS® 97% 64% 56%
EYLEA® 1% 34% 43%
Improving treatment duration & offering choices are
key market drivers as evidenced by Eylea®'s rapid
market share gain
Eylea® provides comparable clinical results to
Lucentis® with less frequent injections
Future Anti-VEGF therapies that can provide additional
improvement in treatment duration should quickly
capture branded share
DARPin® could provide the next leap in treatment duration & has ~$20BN in potential cumulative 10 year Sales
(2)
(1) Market projections based on Allergan estimates.
(2) Potential sales figures exclude Dual DARPin®.
(3) Based upon public information & SEC filings, Allergan internal data, syndicated marketing research reports & secondary sources (IMS, etc).

$0.35 –$0.40
~$20

ALLERGAN
Our pursuit. Life's potential.®

Vascular endothelial growth factor (VEGF)  is
important in the pathogenesis of neovascular (wet)
AMD and drugs that block VEGF have been shown to
improve vision in patients with the disease
Patient and physician convenience could make
DARPin® the market leader. DARPin® could require
fewer injections with at least equal efficacy to
competing treatments
DARPin®’s are potent biologics which may address
significant unmet medical needs in large patient
populations in various disease areas
Potential to be best in class for wet AMD, due
to favorable pharmacokinetic profile: high
binding affinity, long half-life and good
stability
Could potentially offer dosing every 3 months versus
monthly injections required for Lucentis®, which is a
significant burden for patients
Potential Phase 3
R&D Spend
(1)
Potential Cumulative 10-year
DARPin® Sales
(1)
DARPin® is a Differentiated Asset That Will Be a Leading
Treatment for Wet AMD and Beyond
Note: All projections based on Allergan estimates.
(1) R&D investments and potential sales figures are from Wet AMD only, and exclude Dual DARPin®.

DARPin® Represent Significant
Commercial Opportunity
Importance of DARPin®
(Dollars in Billions)

Abicipar Pegol
(DARPin
®
)
2mg (23 pts)
Abicipar Pegol
(DARPin
®
)
1mg (25 pts)
Ranibizumab
(Lucentis
®
)
0.5mg (16 pts)
Mean Visual Acuity Improvement from Baseline (Letters)
16 Weeks 8.2 6.3 5.3
20 Weeks 9.0 7.1 4.7
Ocular Inflammation
AE’s (pts)
2 3 0
There were no serious adverse events reported in any study group
Material from new manufacturing process to be used in Phase 3 program
Allergan will initiate Phase 3 Studies in the 2
nd
quarter of 2015
Recap of Positive Data from DARPin®
Abicipar Pegol
(Anti-VEGF DARPin®) Stage 3, Phase 2
(1) (2)
(1) In the double-masked trial, a total of 64 patients were randomized to abicipar pegol 1mg (n=25), abicipar pegol 2mg (n=23) or ranibizumab 0.5mg (n=16) and were followed for 20 weeks. All patients received doses at the start of the trial and at 4 and 8 weeks. Patients in the ranibizumab arm of the study received additional doses at 12 and 16 weeks. Patients who were treated with either dose of abicipar pegol received sham injections at 12 and 16 weeks. Patients in all arms of the study were well matched for demographics and baseline characteristics.
(2) No statistical significance between treatment groups; study not powered to show statistical significance

($BN)
$7.4
$7.2
$7.0
$6.8
$6.6
$6.4
$6.2
$6.0
$5.8
$5.6
$5.4
+2.1%
$6.1
$6.8
$7.2
2014
2018
2022

ALLERGAN
Our pursuit. Life's potential.®

Glaucoma Market Overview
Glaucoma is a global and growing epidemic
Impacts 3.8 million people in the U.S.
(2)
Leading cause of irreversible blindness
globally
Loss of vision decreases quality of life
and daily functioning
Significant indirect societal cost ~ $1.5Bn
per annum in the U.S.
(3)
(1) Market projections based on Allergan estimates
(2) Glaucoma patient population represents Glaucoma (NEI 2010) & Ocular Hypertensives (based on estimates using Varma, Ophthalmology 2004).
(3) Quigley and Broman. Br J Ophthalmol. 2006.
Global Glaucoma Pharma Market
(1)

Inability to correctly and
reliably instill eye drops (1)(2)
Adverse effects associated
with taking eye drops (3)
The number of medication
and the complexity of the
dosing schedule (4)(5)(6)(7)
Understanding of glaucoma
including the consequences
and its treatment (1)(2)(8)
Medication cost (9)
Patient forgetfulness (2)(5)(8)
A sustained-release,
prostamide-loaded,
bioerodible implant
Injected into the anterior
chamber
Can be performed in the
office
Ensures patient compliance
~ 20%
Of Patients are
Not Well Managed
On Topical Drops
(10)
(1) Wu and Yin. Chinese J Ophthalmology. 2010.
(2) Stryker et al. J Glaucoma. 2010.
(3) Zimmerman et al. J Ocular Pharmacol Ther. 2009.
(4) Robin and Covert. Ophthalmology. 2005.
(5) Patel and Spaeth. Ophthalmic Surg. 1995.
Bimatoprost Sustained-Release Implant is a
Significant Global Opportunity
Noncompliance is an Issue with
Current Treatments
Bimatoprost Sustained-Release Implant is a
Significant Innovation
(6) Olthoff et al. Ophthalmology. 2005.
(7) Stewart et al. J Ocul Pharmacol Ther. 2004.
(8) Taylor et al. J Ocul Pharmacol Ther. 2002.
(9) Schwartz and Quigley. Surv Ophthalmol. 2008.
(10) Truven Health MarketScan® Research Databases, August 2013 (Data on file with Allergan) & Anwar Z et al.
Current Opinions Ophthalmology 2013.
Disruptive, first-in-class
technology
Data from Phase 2 clinical trials
suggests that bimatoprost
sustained-release implant efficacy
is comparable to daily topical
bimatoprost with duration of 4-6
months
If approved, bimatoprost sustained-release implant for glaucoma has potential to change the treatment paradigm

Allergan Tomorrow

ALLERGAN
Our pursuit. Life's potential.®

55

Overview of Today’s Plan to Restructure Our
Operations & Processes
~13% reduction in
workforce
Site closures
~1,500 employees &
~250 vacant positions
3
Annual Cost reductions*
~ $475M
Our ongoing effort to improve efficiency and productivity will further increase stockholder value
* Includes $27M of Gross Margin enhancements

Driving Sustainable Operational Efficiencies
Without Compromising Effectiveness
Organization Re-design
• Refocusing our resources on the highest yielding initiatives
• Right-sizing, adapting and simplifying our structure and processes
Selling, General and Administrative (SG&A)
• Past strong investments have created critical mass that can now be leveraged
Research & Development (R&D)
• Heavy concentration on programs already in clinic
From 1998 – 2014 Allergan Has Successfully Invested to Create Robust Top and Bottom Line Growth
• Launched new markets, products and geographies
16% Sales CAGR 19% EPS CAGR >2,000% Stock Price Appreciation
No compromise to our commercial
strategy and low impact to our long-term
revenue growth targets
Maintain strength in our R&D pipeline to
bring innovative therapies to patients
~$475M in annual operational efficiencies expected to be realized in 2015
(1)
(1)
(2)
(1) Represents 1998 – 2014 CAGR. 2014 is midpoint of July 21, 2014 guidance.
(2) Calculation based on 1998 – July 18, 2014.

Principles Behind Our Enduring Organization
Customer
Centricity
• DTC spend preserved at 2014 levels in all priority
brands
DTC spend maintained ~$200M
• Sales force maintained in all key areas
~ 94% of sales force remains intact
Reductions mainly in breast & glaucoma
• Maintain education and training focus
Innovation
and
Pipeline
• No changes to Phase 2/3 clinical pharmaceutical
R&D programs
• Outsource to achieve efficiencies in non-core
areas (e.g. data management, global monitoring)
Preserve study protocol design and
Phase 2B & Phase 3 trials in-house
Culture
and values
• Success continues to be driven by action-
oriented culture with a premium placed on
generating results
• Rewire, right-size and reduce complexity /
layers within the organization
• Optimize processes and speed of
decision making
Commercial
• Focus resources on highest ROI areas
• Preserve customer facing headcount
• Reduce complexity and layers within the
organization
R&D
Principles Underpinning Allergan’s Plan
Allergan will not compromise
our successful business model
Maintains a robust platform for long-term sustainable growth

Derma-tology	• ~~1 rosacea programs → ph1~~ • 2 acne programs → ph1 • ~~One early preclinical acne program~~ • One early pre-clinical derm program for a new indication		• Bim Hair Growth • BTX Masseter	• Medytox Aesthetic	• BTX CFL Asia • BTX Forehead Lines • *LATISSE®* Brow • Oxymetazoline Rosacea • *ACZONE®* X		• BTX CFL • *LATISSE®* US • *LATISSE®* Japan
Urology			• BTX PE		• SER-120		• BTX OAB • BTX NDO
Neurology & Pain	• AGN-1857 Migraine → ph1 • BTX X with potential for higher dose and/or longer duration → ph1		• Senrebotase (TEM) Pain • BTX Depression • BTX OA Pain • BTX New Indication	• Medytox Therapeutic	• BTX Spasticity Adult LL, Adult UL, Ped LL, Ped UL	• AGN-1763 BTX LL Spasticity • "*SEMPRANA®*" Headache	• BTX Headache
Retina	• Dual anti-PDGF/VEGF *DARPin®* AMD → ph2 • ~~1 retina program → ph1~~ • 2 early preclinical retina programs			• *DARPin®* AMD → • *DARPin®* DME • Brimo DDS Dry AMD	• *OZURDEX®* RVO China	• *OZURDEX®* DME (Europe)	• *OZURDEX®* RVO • *OZURDEX®* DME 3B
Anterior Segment	• 1 NCE for Dry Eye → ph1 • 1 cpd for new indication → ph2 • 1 cpd for new indication → ph1	• NCE Dry Eye	• Androgen Front of Eye • *RESTASIS®* X		• *LASTACAFT®* Japan • *RESTASIS®* EU • 1 cpd for front of eye indication		
Glaucoma	• ~~NCE Glaucoma → ph2~~ • Combo glaucoma Japan → ph3			• Bimatoprost SR →			• *LUMIGAN®* UD • *LUMIGAN®* 0.01% EU • *GANFORT™* UD • *GANFORT™* China

ALLERGAN
Our pursuit. Life's potential.®

Maintain Rich, Highly Diversified Clinical R&D Pipeline
Post
Approval
Pre-Clinical Phase I
Phase II –
POC
Phase II –
Confirmatory
Phase III Registration
Discontinued
Allergan remains committed to an industry leading R&D engine
Limited number of pre-clinical projects have been cancelled
(all with projected approval dates after 2020)

Strategic Options Available to Further Increase
Stockholder Value
•
Value from acquisitions
•
Value from capital return
•
Stock repurchases
•
“Special” dividend
Additional free cash flow of ~$18bn
generated over strategic planning period

Double Digit Revenue Growth (2014E – 2019E)
R&D* ~13%
SG&A* Low to Mid 20%
> 20% 5-year EPS CAGR (2014E – 2019E)

ALLERGAN
Our pursuit. Life's potential.®

Allergan’s Promising Outlook on Long-Term Organic Growth
Driven by New Product Innovation and Operational Excellence
2013A
2014E
Guidance
2019E
2015E
Guidance
Revenue
$6.9 - $7.1bn
EPS
$5.74 -
$5.80
EPS Growth
20% - 22%
Revenue
Growth
Double Digit
EPS
$8.20 - $8.40
Revenue
$6.2bn
EPS
$4.77
2016E
Guidance
2017E
2018E
* As a percentage of sales.
Additional stockholder value generated from strong business momentum & further operational efficiencies
Revenue
Growth
Double Digit
EPS
~$10.00

Allergan's Commitment to Corporate Governance

ALLERGAN
Our pursuit. Life's potential.®

62

Independent oversight
Right mix
The right experience for Allergan at the right time
Active involvement
We Have an Independent Board with the Right Experience to Lead

— 8 of 9 directors are independent
— Declassified board; all directors elected annually
— Experienced lead independent director
— Fully independent Finance, Audit, Nominating & Governance and
Compensation committees
— The Board conducts an annual review of director independence
— Existing policies allow for the Board to meet regularly without the CEO
— Three of Allergan’s independent directors have joined the board in the last 2 years
— Recognized as leaders in their respective fields
— All directors have direct experience in healthcare and consumer related industries
— Research and development expertise, CEO and CFO experience, operational and legal leadership
— Extensive experience leading M&A transactions
— Robust lead independent director structure alongside combined Chairman/CEO, with Lead
Director and Shareholder Communication Procedures in place
— Board reviews the company’s people and talent development strategy at least annually
— Board assesses major risks facing the Company and reviews options for their mitigation

Allergan’s Board – Diverse and Proven Leadership with
Investor, Financial and Executive Backgrounds
David E.I. Pyott
Michael R. Gallagher
Deborah Dunsire, M.D.
Trevor M. Jones, Ph.D.
Louis J. Lavigne Jr.
Peter J. McDonnell, M.D.
— Director and Professor of the Wilmer Eye Institute of Johns
Hopkins University School of Medicine
— Wide-ranging expertise in ophthalmology and leader in
corneal transplantation, laser refractive surgery and the
treatment of dry eye
Timothy D. Proctor
— Former General Counsel of Diageo, the world’s leading
premium drinks business with a broad range of beverage
alcohol brands across spirits, beer and wine
— Significant, extensive international and legal expertise and is a well-respected leader in the area of international law
Russell T. Ray
— Special Advisor to HLM Venture Partners, a private equity
firm that provides venture capital to health care information technology, health care services and medical technology
companies
— Leading expert with extensive knowledge and experience
in the banking and healthcare industries, and M&A
Henri A. Termeer
— Former President and Director of Genzyme Corporation
— Wealth of expertise and significant experience in key
leadership roles in the pharmaceutical and biotechnology
industries, and M&A

— Chief Executive Officer and Chairman of the Board at
Allergan
— Significant, extensive management and leadership
experience across the healthcare sector, and M&A
— Former Chief Executive Officer and a Director of Playtex
Products, a personal care and consumer products
manufacturer
— Considerable experience in key leadership roles in the
personal care and consumer products industries
— President and Chief Executive Officer of EnVivo
Pharmaceuticals
— Considerable pharmaceutical management and operations
experience as a clinical researcher, physician and executive
— Former Director General of the Association of the British
Pharmaceutical Industry
— Extensive knowledge of and experience in research and
development in the European and global pharmaceutical
industry
— Managing Director of Lavrite, LLC, a management consulting firm in the areas of corporate finance, accounting,
management and strategy
— Extensive background in and knowledge of management,
business operations, finance and accounting and business
strategy in the biotechnology and pharmaceutical industries

Strong Committee Structure Ensuring Effective Corporate
Governance
Audit &
Finance
Organization &
Compensation
Governance &
Compliance
Science &
Technology
David E.I. Pyott
Michael R. Gallagher
C C
Deborah Dunsire
M M
Trevor M. Jones
M C
Louis J. Lavigne Jr.
M F M
Peter J. McDonnell
M M
Timothy D. Proctor
M M
Russell T. Ray
C F M
Henri A. Termeer
M M
Below is a summary of our committee structure and membership information:
C: Chairperson M: Member F: Financial Expert

5 board meetings during fiscal year 2013
14 board meetings in fiscal year 2014
13 board meetings since Valeant’s proposal
Data and analysis provided by independent financial advisors and legal counsel
Discussions with and feedback from Allergan shareholders
Regularly review financial alternatives
Detailed review of Valeant proposals
The Board Regularly Evaluates Alternatives to Enhance
Shareholder Value

■

	✓
	✓
	✓
	✓

ALLERGAN
Our pursuit. Life's potential.®

Allergan’s History of Advancing Shareholder Democracy
Date Board Recommended Action Shareholder Approval
September 24, 2007
Adoption of a majority vote standard for the election of
directors
N/A
January 25, 2010 Permitting the poison pill to expire without renewal N/A
April 29, 2010
Elimination of the supermajority voting standards in the
Certificate of Incorporation
May 03, 2011 Declassification of the Board
April 30, 2013
Establishing a right for shareholders to request a special
meeting of shareholders
May 06, 2014
Establishing a right for shareholders to act by written
consent
Over the years, the Allergan Board has consistently recommended changes to its Charter and
Bylaws to enhance shareholder democracy

Allergan Shareholders Have Nothing To “Gain” By
Merging With Valeant
Allergan Strengths Valeant Weaknesses
Divergent Growth
Profiles
Strong, long-term organic growth fueled by innovation and
marketing excellence
Creates new products and categories
Leading positions in some of the largest and fastest growing emerging markets
Anemic growth driven by what we believe are unsustainable
price increases – not volume
Subscale Valeant products losing their market share
Neglected coverage of key specialty areas, including urology and plastic surgery
Emerging market growth in smaller countries with less revenue potential
R&D Potential and
Performance
History
Extensive R&D engine that has a longstanding track record of producing a +25x sales return on cumulative R&D spend
Potential to commercialize rich pipeline with billions of revenue and profit potential
Long-tailed blockbuster products
Depleted R&D engine cut by $900mm; abandonment or sale of
pipeline
Steady state R&D ratio of ~2%
Lack of clinical and regulatory experience
Commitment to
Investing in the
Customer through
Promotion, Selling
and Marketing
Promotion, sales and marketing effort focused on physician
education and training; customer loyalty and service
Consumer awareness campaigns
Thin sales coverage focused on detailing only
Elimination of value added marketing programs
Decline in market share, competitiveness and product viability
Lack of scale & investment
Other
Considerations as
an Allergan
Shareholder
Strong and stable management team and Board of Directors
Positive net cash position and investment grade credit rating of A+ / A3
High turnover of senior management and Board of Directors
Increased pro forma debt and a high yield credit rating
Lower tax regime with questionable sustainability
Decreased P/E Multiple Driven by
Reduced Growth Prospects and
Increased Uncertainty
Premium P/E Multiple Driven by
Sustained Growth, Efficient Pipeline
and Execution Experience

Conclusions
THERE IS NO BENEFIT TO SHAREHOLDERS FORCING A SPECIAL MEETING NOW
The Valeant proposal significantly undervalues your company
Allergan already has a pathway in place to deliver superior value
Allergan believes it has the right directors in place to deliver value to shareholders
YOUR BOARD UNANIMOUSLY DETERMINED THAT THE PERSHING SQUARE
SOLICITATION IS NOT IN YOUR BEST INTERESTS AND RECOMMENDS THAT YOU:
NOT SUBMIT ANY SPECIAL MEETING REQUESTS OR WHITE PROXY CARD
PROMPTLY EXECUTE A BLUE REVOCATION CARD

Reconciliation of Selected Non-GAAP Financial Measures
“GAAP” refers to financial information presented in accordance with generally accepted accounting principles in the
United States.
In this presentation, Allergan included historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission, with respect to estimates for the year ended
December 31, 2013, and the corresponding periods for 1999 through 2012. The information for 2012 and 2011 has been retrospectively adjusted to reflect the obesity intervention unit, which was sold on December 2, 2013, as discontinued operations. Allergan believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.
In this presentation, Allergan reported certain financial measures including “Adjusted Sales”, “Adjusted SG&A”,
“Adjusted R&D”, “Adjusted EPS”, “Pro forma Growth” and “Sales Growth at constant exchange rates” as adjusted for
Non-GAAP items. Allergan uses these financial measures to enhance the investor’s overall understanding of the financial performance and prospects for the future of Allergan’s core business activities. Specifically, Allergan believes that a report of these financial measures provides consistency in Allergan’s financial reporting and facilitates the comparison of results of core business operations between its current, past and future periods. Adjusted Sales,
Adjusted SG&A, Adjusted R&D, Adjusted EPS, Pro forma Growth and Sales Growth are the primary indicators management uses for planning and forecasting in future periods. Allergan also uses Adjusted Sales, Adjusted R&D and Adjusted EPS for evaluating management performance for compensation purposes.
A reconciliation of non-GAAP items may be found under the heading “Non-GAAP Financial Reconciliation” in the investor relations section of the www.Allergan.com website.

Important Information
Information contained in this presentation regarding Valeant Pharmaceuticals International, Inc. (“Valeant”) is taken directly from the information publicly disclosed by Valeant and we do not make any representations or warranties, either express or implied, with respect to such information’s accuracy or completeness. In addition, certain other information contained in this presentation is based on publicly available sources as of the date of this presentation, and while we have no reason to believe that such information is not accurate, we can provide no such assurances with respect thereto. IMS data used in this presentation has been purchased from IMS Health, a provider of healthcare information. This presentation was prepared with the assistance of Allergan’s independent financial consultants and forensic accountants, Alvarez & Marsal and FTI Consulting. The information in this presentation represents the opinions of Allergan and investors and stockholders should make their own independent investigations of the matters referenced in this presentation and draw their own conclusions.

Important Information
Allergan, its directors and certain of its officers and employees are participants in solicitations of Allergan stockholders.
Information regarding the names of Allergan's directors and executive officers and their respective interests in Allergan by security holdings or otherwise is set forth in Allergan's proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014.
Additional information can be found in Allergan's Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 7, 2014. To the extent holdings of Allergan's securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on
Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the
SEC. These documents are available free of charge at the SEC’s website at
www.sec.gov.
STOCKHOLDERS ARE ENCOURAGED TO READ ANY ALLERGAN SOLICITATION STATEMENT (INCLUDING ANY
SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ALLERGAN MAY FILE WITH THE
SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by Allergan with the SEC at the SEC's website at
www.sec.gov.
In addition, copies will also be available at no charge
at the Investors section of Allergan's website at
www.allergan.com.

July 2014 Allergan A Specialist in the Biopharmaceutical & Medical Device Industries